Exhibit 10.31

SEVENTH AMENDMENT
TO
CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of October 18, 2005 among ASTEC INDUSTRIES, INC., a Tennessee corporation ("Astec Industries"), ASTEC, INC., a Tennessee corporation ("AI"), HEATEC, INC., a Tennessee corporation ("Heatec"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), ASTEC SYSTEMS, INC., a Tennessee corporation ("ASI"), TELSMITH, INC., a Delaware corporation ("Telsmith"), KOLBERG - PIONEER, INC., a Tennessee corporation ("Kolberg"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("Crushers"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("Breaker"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMSI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("Carlson"), ROADTEC, INC., a Tennessee corporation ("Roadtec"), TRENCOR, INC., a Texas corporation ("Trencor"), AMERICAN AUGERS, INC., a Delaware corporation ("Augers"), ASTEC HOLDINGS, INC., a Tennessee corporation ("AHI"), AI DEVELOPMENT GROUP, INC., a Minnesota corporation ("AIDG"), AI ENTERPRISES, INC., a Minnesota corporation ("AIEI"), RI PROPERTIES, INC., a Minnesota corporation ("RIPI"), TI SERVICES, INC., a Minnesota corporation ("TISI") and ASTEC INVESTMENTS, INC., a Tennessee corporation ("AII") (Astec Industries, AI, Heatec, CEI, ASI, Telsmith, Kolberg, Crushers, Superior, Breaker, AMSI, Carlson, Roadtec, Trencor, Augers, AHI, AIDG, AIEI, RIPI, TISI and AII are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

WHEREAS, Borrowers, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2003, that certain Second Amendment to Credit Agreement dated as of October 29, 2003, that certain Third Amendment to Credit Agreement dated as of March 3, 2004, that certain Fourth Amendment to Credit Agreement dated as of August 11, 2004, that certain Fifth Amendment to Credit Agreement dated as of December 27, 2004, and that certain Sixth Amendment to Credit Agreement dated as of April 1, 2005 (as further amended, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, Borrowers, Credit Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Definitions

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

  Amendments

    Amendment to Section 6.1. Effective as of the date hereof, clause (a) of Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "Form or acquire any Subsidiary; provided, however, that (x) as of the Seventh Amendment Date, Trencor may form Buckeye Underground, Inc., a Tennessee corporation ("Buckeye Holding"), as a Subsidiary of Trencor, which such Subsidiary may form Buckeye Underground, LLC, an Ohio limited liability company ("Buckeye Ohio" and, collectively with Buckeye Holding, the "Retail Subsidiaries"), as a Subsidiary of Buckeye Holding and (y) after the Seventh Amendment Date, a Credit Party may form a New Subsidiary of such Credit Party (each, a "New Subsidiary") provided that (I) such Credit Party shall have provided Agent at least 45 days prior written notice of such formation of such New Subsidiary, (II) such Credit Party shall have executed a Pledge Agreement, in form and substance satisfactory to Agent, pledging all the equity interests of such New Subsidiary of such owned by such Credit Party, (III) such New Subsidiary shall have executed a Subsidiary Guaranty in form and substance satisfactory to Agent, (IV) such New Subsidiary shall have executed a security agreement in form and substance satisfactory to Agent, (V) the Credit Parties and/or New Subsidiaries shall have provided such additional documents, instruments and information as Agent or Lenders or their legal counsel may request, and (VI) the aggregate amount of funds expended by the Credit Parties in connection with the formation of New Subsidiaries, including the Retail Subsidiaries, shall not exceed $5,000,000.00;"

    Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to add the following definitions thereto in their appropriate alphabetical order:

    "Seventh Amendment Date" shall mean October 18, 2005."

    "New Subsidiary" shall have the meaning ascribed to such term in Section 6.1 hereof."

    "Retail Subsidiary" shall have the meaning ascribed to such term in Section 6.1 hereof."

    Amendment to Annex A. Effective as of the date hereof, the following definitions set forth in Annex A to the Credit Agreement are hereby amended and restated in their entirety to read as follows:

  "Pledge Agreements" shall mean, collectively, the Borrower Pledge Agreement and any pledge agreements entered into after the Closing Date by any Credit Party (as required by the Agreement or any other Loan Document) or New Subsidiary, including, without limitation, the Retail Subsidiaries.

  "Security Agreement" shall mean, collectively, (i) the Security Agreement of even date herewith entered into among Agent, on behalf of itself and Lenders, and each Credit Party that is a signatory thereto and (ii) any additional Security Agreement entered into among Agent, on behalf of itself and Lenders and each New Subsidiary, including, without limitation, the Retail Subsidiaries.

  "Subsidiary Guaranty" shall mean, collectively, (i) the Subsidiary Guaranty of even date herewith executed by each domestic Subsidiary of Borrower in favor of Agent, on behalf of itself and Lenders and (ii) any additional Subsidiary Guaranty executed by any New Subsidiary in favor of Agent, on behalf of itself and Lenders.

  Conditions Precedent

    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

      Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

        this Amendment;

        a Pledge Agreement executed by Trencor pledging all of its equity interests in Buckeye Holding to Agent for the ratable benefit of the Lenders;

        a Pledge Agreement executed by Buckeye Holding pledging all of its equity interests in Buckeye Ohio to Agent for the ratable benefit of the Lenders a Subsidiary Guaranty executed by the Retail Subsidiaries

        a Security Agreement executed by the Retail Subsidiaries in favor of the Agent, for the ratable benefit of the Lenders; and

        such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.

      Agent shall have received an opinion of counsel to the Credit Parties, in form and substance satisfactory to the Agent;

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

      No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

  Ratifications, Representations and Warranties

    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

    Ratification of Guaranty. Each of the other Credit Parties signatory hereto hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Credit Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Credit Party agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Credit Party agrees that all references in such Guaranty to the "Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Credit Party hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against the other Credit Parties signatory thereto.

    Representations and Warranties. Each Borrower and Credit Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Credit Party and will not violate the certificate/articles of incorporation of such Borrower or such Credit Party or the bylaws or other charter or organizational documents of such Borrower or such Credit Party, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) except as disclosed to Agent and Lenders in writing, such Borrower or such Credit Party has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

  Miscellaneous

    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

    Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

    Expenses. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and actual costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

    APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Credit Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Release. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR THE OTHER CREDIT PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

    NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

ASTEC INDUSTRIES, INC.,

a Tennessee corporation,

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

ASTEC, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

HEATEC, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

CEI ENTERPRISES, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

ASTEC SYSTEMS, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

TELSMITH, INC.,

a Delaware corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

KOLBERG - PIONEER, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

BREAKER TECHNOLOGY, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

ASTEC MOBILE SCREENS, INC.,

a Nevada corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

CARLSON PAVING PRODUCTS, INC.,

a Washington corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

ROADTEC, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

TRENCOR, INC.,

a Texas corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

AMERICAN AUGERS, INC.,

a Delaware corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

ASTEC HOLDINGS, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

AI DEVELOPMENT GROUP, INC.,

a Minnesota corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

AI ENTERPRISES, INC.,

a Minnesota corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

RI PROPERTIES, INC.,

a Minnesota corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

TI SERVICES, INC.,

a Minnesota corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

ASTEC INVESTMENTS, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

CREDIT PARTIES:

ASTEC FINANCIAL SERVICES, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

BUCKEYE UNDERGROUND, INC.

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

BUCKEYE UNDERGROUND, LLC

an Ohio limited liability company

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V. P. & Treasurer

AGENT:

GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/ Wiliam R. Doolittle

Name: William R. Doolittle

Title: Duly Authorized Signature

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Wiliam R. Doolittle

Name: William R. Doolittle

Title: Duly Authorized Signature

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

ING CAPITAL LLC

By:

Name:

Title:

BANK OF AMERICA, N.A.

By: /s/ Elizabeth L. Waller

Name: Elizabeth L Waller

Title: SVP

ORIX FINANCIAL SERVICES, INC.

By:

Name:

Title: